UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): June 11, 2020

NESCO HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6714 Pointe Inverness Way, Suite 220 Fort Wayne, Indiana		46804
(Address of principal executive offices)		(Zip code)
(800) 252-0043
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	NSCO	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	NSCO.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2020, the stockholders of Nesco Holdings, Inc. (the “Company”) approved an amendment to increase the number of shares available under the Nesco Holdings, Inc. 2019 Omnibus Incentive Plan by 3,000,000 shares from 3,150,000 shares to 6,150,000 shares (the “Amended and Restated Plan”). The Amended and Restated Plan was filed as Annex A to the Company’s definitive proxy statement filed May 1, 2020 and the terms thereof are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 11, 2020, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: The Board of Directors nominated three Class A directors for election to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified. In accordance with the voting results listed below, each of the nominees was elected as a Class A director.

Nominee	For	Withheld	Broker Non-Votes
Lee Jacobson	29,761,404	8,080,785	1,580,979
L. Dyson Dryden	35,713,385	2,128,804	1,580,979
Jennifer Gray	29,585,529	8,256,660	1,580,979

Proposal Two: The Audit Committee of the Board of Directors selected the accounting firm of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board of Directors directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, the appointment of Deloitte & Touche LLP was ratified by the stockholders to serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2020.

For	Against	Abstain
39,423,168	0	0

Proposal Three: The Board of Directors sought stockholder approval of the Amended and Restated Plan. In accordance with the voting results listed below, the Amended and Restated Plan was approved.

For	Against	Abstain	Broker Non-Votes
36,384,816	1,456,573	800	1,580,979

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Nesco Holdings, Inc. Amended and Restated 2019 Omnibus Incentive Plan (incorporated by reference from Annex A to the Company’s definitive proxy statement filed May 1, 2020)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 12, 2020	Nesco Holdings, Inc.

/s/ Bruce Heinemann
Bruce Heinemann Chief Financial Officer and Secretary